UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 20, 2024

SUPERIOR ENERGY SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34037	87-4613576
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

1001 Louisiana Street, Suite 2900
Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 654-2200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Ticker Symbol	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

On December 16, 2024, Superior Energy Services, Inc. (the “Company”) filed a Current Report on Form 8-K announcing that the Company’s Board of Directors (the “Board”) and stockholders approved a reverse stock split of the Class A Common Stock (the “Reverse Stock Split”), to be followed immediately by a forward stock split of the Class A Common Stock (the “Forward Stock Split” and, together with the Reverse Stock Split, the “Stock Splits”), at a ratio of (i) not less than 1-for-700 and not greater than 1-for-800, in the case of the Reverse Stock Split (the “Reverse Stock Split Ratio”), and (ii) not less than 700-for-1 and not greater than 800-for-1, in the case of the Forward Stock Split (together with the Reverse Stock Split Ratio, the “Stock Split Ratios”), with the exact Stock Split Ratios to be set within the foregoing ranges at the discretion of the Board.

The Stock Splits are part of a plan to suspend the Company’s duty to file periodic reports and other information with the Securities and Exchange Commission under Section 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (the “Transaction”).

On December 20, 2024, the Company issued a press release announcing the approval of the Stock Splits and answers to Frequently Asked Questions relating to the Transaction, which are attached hereto as Exhibits 99.1 and 99.2, respectively, and are incorporated by reference herein.

The information in Item 7.01 of this Current Report and the accompanying Exhibits 99.1 and 99.2 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference to Item 7.01 of this Current Report in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

The following exhibits are filed herewith:

Number	Exhibit

99.1	Press Release, dated December 20, 2024, announcing approval of stock splits.

99.2	Answers to Frequently Asked Questions relating to the Transaction, dated December 20, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPERIOR ENERGY SERVICES, INC.

Date: December 20, 2024	By:	/s/ David J. Lesar
	Name:	David J. Lesar
	Title:	Chairman and Chief Executive Officer